DEFINITIVE INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

/ / Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

X Definitive Information Statement

                          STRATEGIC DISTRIBUTION, INC.
                (Name of Registrant as Specified In Its Charter)

                          STRATEGIC DISTRIBUTION, INC.
                (Name of Person(s) Filing Information Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g).

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

  1) Title of each class of securities to which transaction applies:
     -----------------------------------------

  2) Aggregate number of securities to which transaction applies:
     -----------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     -----------------------------------------

  4) Proposed maximum aggregate value of transaction:

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  5) Total fee paid:
     -----------------------------------------

X Fee previously paid with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount previously paid:
     -----------------------------------------

  2) Form, Schedule or Registration Statement No.:
     -----------------------------------------

  3) Filing Party:
     -----------------------------------------

  4) Date Filed:
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
                          STRATEGIC DISTRIBUTION, INC.
                               12136 WEST BAYAUD
                                   SUITE 320
                            LAKEWOOD, COLORADO 80228
                             PHONE: (303) 234-1419
                              -------------------
                             INFORMATION STATEMENT
                              -------------------

    This Information Statement is furnished by the Board of Directors (the "Board") of Strategic Distribution, Inc. (the "Company") to stockholders of the Company pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with an amendment (the "Amendment") to the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Company to provide for an increase in the number of authorized shares of the Company's common stock, par value $.10 per share (the "Common Stock"), from 25,000,000 shares to 50,000,000 shares. The Amendment has been unanimously approved by the Board. As required by the Delaware General Corporation Law (the "DGCL"), the Amendment has been approved by the holders of a majority of the outstanding shares of Common Stock by written consent in lieu of a meeting pursuant to Section 228(a) of the DGCL. The Amendment will become effective upon the filing of a Certificate of Amendment of the Restated Certificate of Incorporation with the Secretary of State of Delaware, which, pursuant to Rule 14c-2 under the Exchange Act, will not take place until a date at least 20 days following the date on which this Information Statement is mailed to the stockholders of the Company.

    This Information Statement also serves as notice to stockholders of an action taken by less than unanimous written consent as required by Section 228(d) of the DGCL.

    This Information Statement is being mailed on or about March 14, 1996 to persons who were stockholders of record on February 28, 1996.

          STOCKHOLDERS OF THE COMPANY ARE NOT BEING ASKED FOR A PROXY
               AND ARE NOT REQUESTED TO SEND THE COMPANY A PROXY.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    As of February 20, 1996, there were issued and outstanding 21,742,954 shares of Common Stock, the only class of voting securities of the Company. Each share of Common Stock entitles its holder to one vote.

    The following table sets forth certain information, as of February 20, 1996, concerning beneficial ownership of the Common Stock (calculated based on 21,742,954 shares outstanding) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company, (iii) each named executive officer as defined in Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                                                  AMOUNT AND
                                                                  NATURE OF
  TITLE OF                   NAME AND ADDRESS OF                  BENEFICIAL    PERCENT
    CLASS                    BENEFICIAL OWNER(A)                  OWNERSHIP     OF CLASS
-------------  ------------------------------------------------   ----------    --------
Common Stock   William R. Berkley..............................    9,282,898(b)   40.93%(b)
                 Director
Common Stock   Andrew M. Bursky................................    1,090,863(c)    4.92%(c)
                 Director, Chairman of
                 the Board
Common Stock   Arnold W. Donald................................        1,030       *
                 Director
Common Stock   Catherine B. James..............................      720,820(d)    3.29%(d)
                 Chief Financial Officer,
                 Executive Vice
                 President and
                 Director
Common Stock   George E. Krauter...............................      206,000       *
                 Director
Common Stock   Joshua A. Polan.................................      165,781       *
                 Director
Common Stock   Theodore R. Rieple..............................      413,030(e)    1.87%(e)
                 President, Director
Common Stock   Soros Group(f)..................................    2,472,000      11.37%
Common Stock   Wellington Management...........................    1,288,360(h)    5.93%
                 Company(g)
Common Stock   All executive officers..........................   11,464,476(i)   49.48%(i)
                 and directors as a
                 group (9 persons)

------------

   *  Owns less than 1% of the outstanding shares of Common Stock.

 (a)  The business address of William R. Berkley and all executive officers and directors of the Company is 165 Mason Street, Greenwich, Connecticut 06830. The business addresses of the members of the Soros Group are set forth in footnote (f) below and the business address of Wellington Management Company is set forth in footnote (g).

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

 (b)  Includes (i) 417,182 shares of Common Stock as to which Mr. Berkley has granted a call option to Mr. Bursky, (ii) 19,649 shares of Common Stock which are subject to currently exercisable stock options held by The Berkley Family Limited Partnership, and (iii)
      919,600 shares of Common Stock which are subject to currently exercisable stock options held by Interlaken Investment Partners, L.P. Mr. Berkley is a general partner of The
      Berkley Family Limited Partnership and is the sole owner of a company that indirectly controls Interlaken Investment Partners, L.P.; as such, he may be deemed to be the beneficial owner of shares of Common Stock and/or options to purchase Common Stock held by those entities. The number of outstanding shares used for calculating percent of class is 22,682,203.
 (c)  Includes (i) 417,182 shares of Common Stock which Mr. Bursky may acquire from Mr.
      Berkley upon exercise of a call option and (ii) 28,295 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Bursky. The number of outstanding shares used for calculating percent of class is 22,188,431.
 (d)  Includes 147,800 shares of Common Stock which are subject to currently exercisable stock options held by Ms. James. The number of outstanding shares used for calculating percent of class is 21,890,754.
 (e)  Includes (i) 257,500 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Rieple and (ii) 51,500 shares of Common Stock which are subject to stock options held by Mr. Rieple that will become exercisable within 60 days. The number of outstanding shares used for calculating percent of class is
      22,051,954.
 (f)  The Soros Group is comprised of George Soros (doing business as Soros Fund Management),
      Brahman Partners II, L.P., B-Y Partners, L.P., Brahman Capital Corp., Brahman Partners,
      Peter A. Hochfelder, Robert J. Sobel and Mitchell A. Kuflik. The business address of
      Mr. Soros is 888 Seventh Avenue, New York, New York 10106. The business address of all other members of the Soros Group is 630 Fifth Avenue, New York, New York 10111.
      Information regarding the Soros Group has been obtained by the Company from a Schedule
      13D filed by the Soros Group with the Securities and Exchange Commission on or about
      January 12, 1994.
 (g)  The business address of Wellington Management Company is 75 State Street, Boston,
      Massachusetts 02109. Information regarding Wellington Management Company has been obtained by the Company from a Schedule 13G filed by Wellington Management Company with the Securities and Exchange Commission on or about January 31, 1996.
 (h)  Wellington Management Company has shared investment power over 1,288,360 shares of Com-
      mon Stock and shared voting power over 629,160 shares of Common Stock. Wellington
      Management Company does not have sole voting power over any shares of Common Stock.
 (i)  Includes 1,425,580 shares of Common Stock which are subject to options held by executive officers and directors of the Company that are currently exercisable or will become exercisable within 60 days. The number of outstanding shares used for calculating percent of class is 23,168,534.

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
                  AMENDMENT TO CERTIFICATE OF INCORPORATION--
                      INCREASE IN AUTHORIZED COMMON STOCK

REASONS FOR THE INCREASE IN AUTHORIZED COMMON STOCK

    The Certificate of Incorporation currently authorizes the Company to issue 25,000,000 shares of Common Stock. The amendment to the Certificate of Incorporation to increase by 25,000,000 shares the number of shares of Common Stock the Company is authorized to issue (the "Amendment") will authorize the Company to issue 50,000,000 shares of Common Stock. As of February 20, 1996, (i) 21,742,954 shares of Common Stock were outstanding, (ii) 38,625 shares of Common Stock had been reserved for issuance pursuant to presently exercisable warrants and (iii) 2,999,096 shares of Common Stock had been reserved for issuance pursuant to the Company's 1990 Incentive Stock Option Plan and certain stock option agreements. As a result, as of February 20, 1996, only 219,325 shares of authorized but unissued Common Stock remained available for future financings, acquisitions and other general corporate purposes. The Board believes that the increase in the number of authorized shares of Common Stock will afford the Company greater flexibility in acting upon proposed transactions, including financing transactions and acquisitions, that may be considered by the Board from time to time. The authorized but unissued Common Stock, including the increased number of shares of Common Stock resulting from the Amendment, may be used from time to time as determined by the Board without further stockholder action, unless issued in transactions, such as certain mergers, which require stockholder approval. No preemptive rights exist with respect to any outstanding shares of Common Stock. The issuance of additional shares of Common Stock could have the effect of delaying, deferring or preventing a change in control of the Company and could cause dilution in the equity and earnings of the present stockholders.

APPROVAL REQUIRED

    The Board has unanimously approved the Amendment. Stockholders holding in the aggregate a majority of the outstanding Common Stock, the only class of capital stock of the Company outstanding and entitled to vote, have adopted a resolution by written consent in lieu of a meeting pursuant to Section 228(a) of the DGCL approving the Amendment. The Board has not solicited any proxies or consents from any other stockholders in connection with this action.

                                          By Order of the Board of Directors

                                          /s/ Catherine B. James

                                          Catherine B. James
                                          Secretary

Greenwich, Connecticut
March 14, 1996

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